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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 10, 2000


                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)


          0-30220                                        84-0917382
 ------------------------                  -----------------------------------
 (Commission File Number)                  (IRS Employer Identification Number)


        7388 South Revere Parkway, Suite 1000, Englewood, Colorado 80112
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              (Address of principal executive offices) (Zip code)




        Registrant's telephone number, including area code (303) 721-8200
                                                           --------------

                  7315 South Revere Parkway, Englewood CO 80112
                 ----------------------------------------------
                 (Former address, if changed since last report)


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                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant

                  On May 8, 2000, the Company dismissed Levine, Hughes & Mithuen, Inc. as the Company's principal accountant. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board.

                  The Report of Levine, Hughes & Mithuen, Inc. on the financial statements of the Company for either of the past two fiscal years ended April 30, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. The Company does not believe that there were any disagreements with Levine, Hughes & Mithuen, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the past two fiscal years ended April 30, 1998 and 1999 and during the subsequent interim period through May 8, 2000, which, if not resolved to Levine, Hughes & Mithuen, Inc.'s satisfaction, would have caused Levine, Hughes & Mithuen, Inc. to make reference to the subject matter of the disagreement(s) in connection with its Reports.

                  The Company has requested Levine, Hughes & Mithuen, Inc. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Levine, Hughes & Mithuen, Inc. is included as
Exhibit 16 to this Report, stating its agreement with the statements made by the Company in this Report.

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         16.  Letter from Levine, Hughes & Mithuen, Inc.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMUNICATIONS WORLD INTERNATIONAL, INC.



Dated:  May 22, 2000                    By: /s/ James M. Ciccarelli
                                            --------------------------------
                                            James M. Ciccarelli, Chief Executive
                                              Officer


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  16           Letter From Levine, Hughes & Mithuen, Inc.
